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                                                                   EXHIBIT 10.17

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention: Bernadette M. Sullivan
           Legal Assistant


                            SUBORDINATION AGREEMENT

     SUBORDINATION AGREEMENT ("Agreement") dated as of December 6, 1999 among SYRACUSE UNIVERSITY, a New York educational corporation having an office at Skytop Office Building, Syracuse, New York 13244-5300 (together with its successors and assigns, the "University"), U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association having an office at 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust, as Collateral Agent for the Secured Parties (together with its successors and assigns as such Collateral Agent, the "Collateral Agent"), and PROJECT ORANGE ASSOCIATES, L.P., a Delaware limited partnership having an office at c/o NCP Syracuse, Inc., 90 Presidential Plaza, Syracuse, New York 13209 (together with its successors and assigns the "Borrower").

                             W I T N E S S E T H:

     WHEREAS, reference is hereby made to the Mortgage and Security Agreement (First Mortgage) dated as of the date hereof given by the City of Syracuse Industrial Development Agency ("SIDA") and the Borrower, as mortgagors, to the Collateral Agent, as mortgagee (the "Senior Mortgage"), to be recorded in the Office of the Clerk of Onondaga County, New York (the "Clerk's Office") contemporaneously with the recording of this Agreement, relating to the Project known as the Project Orange Associates, L.P. Cogeneration Facility and Pipeline located on the Leased Site and the Easements described in Exhibits A-1 through A-5 inclusive attached hereto and incorporated herein;

     WHEREAS, reference is also hereby made to the Security Agreement dated as of the date hereof given by the Borrower, as grantor, to the Collateral Agent, as secured party, and the Security Agreement dated as of the date hereof given by SIDA, as grantor, to the Collateral Agent, as secured party, each relating to the Project (said Security Agreements being collectively the "Senior Security Agreements"; the Senior Mortgage, the Senior Security Agreements and the financing statements and the continuation statements relating thereto being collectively the "Senior Collateral Documents");

     WHEREAS, reference is also hereby made to (a) the Mortgage and Security Agreement dated as of April 5, 1991 recorded in the Clerk's Office on May 3, 1991 in Book 5857 at Page 221, as amended by the First Amendment of Mortgage and Security Agreement (A) dated as of

December 24, 1992 recorded in the Clerk's Office on January 7, 1993 in Book 6731 at Page 254, given by the Borrower and SIDA, as mortgagor, to the University, as mortgagee (collectively "University Mortgage A"), and (b) the Mortgage and Security Agreement dated as of April 5, 1991 recorded in the Clerk's Office on May 3, 1991 in Book 5857 at Page 249, as amended by the First Amendment of Mortgage and Security Agreement (B) dated as of December 24, 1992 recorded in the Clerk's Office on January 7, 1993 in Book 6731 at Page 274, given by the Borrower and SIDA, as mortgagor, to the University, as mortgagee (collectively "University Mortgage B"; University Mortgage A and University Mortgage B being herein collectively the "Subordinate Mortgages"), each relating to the Project located on the Leased Site and Easements described in Exhibit A-1 through A-5 inclusive attached hereto and incorporated herein;

     WHEREAS, reference is also hereby made to the two Security Agreements dated as of April 5, 1991 given by the Borrower and SIDA, as grantors, to the University, as secured party, relating to the Project (said Security Agreements being collectively the "Subordinate Security Agreements"; the Subordinate Mortgages, the Subordinate Security Agreements and the financing statements and continuation statements relating thereto being collectively the "Subordinate Collateral Documents"); and

     WHEREAS, the Collateral Agent has requested that the University execute and deliver this Agreement to acknowledge, to recognize and to confirm the subordination of the Subordinate Collateral Documents to the Senior Collateral Documents.

     NOW THEREFORE, in consideration of the foregoing, to induce the Collateral Agent to accept the Senior Collateral Documents, in consideration of the agreements hereinafter set forth, and intending to be bound hereby, the parties hereto hereby agree as follows:

     1. (a) Capitalized terms used in this Agreement but not otherwise defined herein shall have the respective meanings ascribed thereto in or by reference in the Senior Mortgage.

          (b) Unless otherwise specified herein, as used in this Agreement, the terms "University Mortgage A", "University Mortgage B", "Subordinate Mortgages", "Subordinate Security Agreements" and "Subordinate Collateral Documents" shall include all supplements, amendments and other modifications now or hereafter in effect.

          (c) In this Agreement, unless otherwise specified, singular words include the plural and plural words include the singular; words imparting any gender include the other genders, the word "person" means an individual, corporation, partnership, association, trust or other entity or organization, including a government or political subdivision, agency or instrumentality thereof, the word "successors", when it refers to an individual, includes the heirs, devisees, legatees, executors, administrators and personal representatives of such individual; the words "include", "including" and similar words are deemed to be followed by the words "without limitation"; the words "hereto", "herein", "hereof", "hereunder" and similar words refer to this Agreement in its entirety; the words "foreclose", "foreclosure", or similar words shall include transfers in lieu of foreclosure; and references to paragraphs are to the paragraphs in this Agreement.

     2.   The University hereby acknowledges, confirms and agrees that:

          (a) Each and all of the Subordinate Collateral Documents and the mortgages, liens and security interests created or arising thereunder are and shall be deemed to be and remain subject and subordinate in all respects to each and all of the Senior Collateral Documents and the mortgages, liens and security interests created or arising thereunder, notwithstanding the times or order of the granting thereof; and

          (b) Notwithstanding the union of the fee simple title and the leasehold estate created under the Ground Lease or the merger of any other Syracuse Document (as defined in the Consent and Agreement dated as of the date hereof among the University, the Collateral Agent and the Borrower (the "University Consent and Agreement") in the University, the Borrower, the Collateral Agent, the Secured Parties or any other person or entity, either by purchase, foreclosure or otherwise, it is the declared intention of the parties hereto that the separation of the fee simple estate and the leasehold estate in the Ground Lease and the separation of the parties' interests in the other Syracuse Documents shall be maintained and a merger shall not take place without the prior written consent of the Secured Parties; provided, however, that nothing in this paragraph shall limit or restrict in any manner the right of the University to terminate the Ground Lease or the other Syracuse Documents in accordance with their terms and the terms of the University Consent and Agreement.

     3. The University and the Borrower hereby acknowledge, confirm and agree that:

          (a) All references in the Subordinate Collateral Documents (i) to a "Consent and Agreement" shall be deemed to refer to the "Consent and Agreement dated as of the date hereof among the University, the Collateral Agent and the Borrower and (ii) to the "Power Purchase Contract" shall mean the Power Put Agreement and the Indexed Swap Agreement.

          (b) After the Collateral Agent's request therefor the University and the Borrower shall, within a reasonable period of time, at the Borrower's expense, take all such further actions and execute, acknowledge and deliver all such further instruments and documents as the Collateral Agent shall from time to time reasonably request to acknowledge, confirm and effectuate the provisions of, and carry out the intent of, the provisions of this Agreement.

     4. The University represents and warrants that it is the owner of its interests under the Syracuse Documents; it is the owner of the mortgagees' and secured parties' interests under the Subordinate Collateral Documents; it has the sole and unencumbered right and power to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by it.

     5. The Collateral Agent represents and warrants that it is the mortgagee and secured party under the Senior Collateral Documents; it has the right and power as Collateral Agent to enter in this Agreement; and this Agreement has been duly authorized, executed and delivered by it as Collateral Agent.

     6. The Borrower hereby consents to this Agreement and agrees to be bound by the provisions hereof. The Borrower hereby represents and warrants that it has the sole and unencumbered right and power to execute this Agreement for such purposes; and that this Agreement is duly authorized, executed and delivered by it.

     7. Any notice or other communication given under this Agreement shall be in writing and shall be delivered personally, or mailed by United States first class mail (registered or certified, postage paid by the sender), or sent by overnight courier guaranteeing next business day delivery (courier charge paid by the sender), addressed to the relevant party at its address set forth above. Any party may by notice to the other parties designate additional or different addresses for subsequent notices and communications. A notice or other communication shall be deemed given when received by the party to whom addressed or, if delivery is refused, when delivery is refused. If a notice or other communication is mailed or sent in a manner provided above within the time prescribed, it shall be deemed duly given, whether or not the addressee receives it within such time.

     8. If any provision of this Agreement shall be held to be unenforceable against any person or in any circumstance, such unenforceability shall not affect the enforceability of the other provisions of this Agreement against other persons or in other circumstances.

     9. This Agreement shall not be modified, waived or terminated, except by an agreement in writing executed by the party against whom enforcement of such modification, waiver or termination is sought.

     10. This Agreement and the provisions hereof shall be deemed to be covenants running with the land and shall be binding upon the University, the Collateral Agent and the Borrower and their respective successors and assigns and shall inure to the benefit of the University and the Collateral Agent and their respective successors and assigns.

     11. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

     12. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                          [Signatures on next page.]
               [The rest of this page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                              University

                                   SYRACUSE UNIVERSITY,
                                   a New York educational corporation

                                   By: /s/ Louis G. Macoccia
                                      ------------------------------
                                       Name: Louis G. Macoccia
                                       Title: Senior Vice President for
                                              Business, Finance and
                                              Administrative Services

                              Collateral Agent

                                   U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   a national banking association,
                                   as Collateral Agent

                                   By: /s/ Ward A. Spooner
                                      ------------------------------
                                       Name:  Ward A. Spooner
                                       Title: Vice President

                              Borrower

                                   PROJECT ORANGE ASSOCIATES, L.P.
                                   a Delaware limited partnership

                                   By: G.A.S. Orange Associates, LLC
                                       general partner

                                       By: /s/ Douglas Corbett
                                          --------------------------
                                           Name:  Douglas Corbett
                                           Title: Vice President

                                                             Acknowledgment for:
                                                                      University

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK    )
COUNTY OF ONONDAGA   ) ss.:

     On this 2nd day of December, in the year 1999, before me, the undersigned, personally appeared Louis G. Marcoccia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Joseph Zagraniczny
                                    -----------------------
                                         Notary Public
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                                                             Acknowledgment for:
                                                                Collateral Agent

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK    )
COUNTY OF NEW YORK   ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Ward A. Spooner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is
(are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Bernadette M. Sullivan
                                    __________________________
                                           Notary Public
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                                                             Acknowledgment for:
                                                                        Borrower

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK    )
COUNTY OF NEW YORK   ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Douglas Corbett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Bernadette M. Sullivan
                                        ______________________
                                             Notary Public

                                  Exhibit A-1
                                  -----------

                             Property Description
                             --------------------

                                  Leased Site
                                  -----------

                                  Exhibit A-2
                                  -----------

                             Property Descriptions
                             ---------------------

                                City Easements
                                --------------
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                                  Exhibit A-3
                                  -----------

                       List of City Easement Agreements
                       --------------------------------
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                                  Exhibit A-4
                                  -----------

                             Property Descriptions
                             ---------------------

                               Outside Easements
                               -----------------
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                                  Exhibit A-5
                                  -----------

                      List of Outside Easement Agreements
                      -----------------------------------